                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                December 1, 2000


                            THE TRIZETTO GROUP, INC.
             (Exact name of Registrant as specified in its charter)

            Delaware                 000-27501                    33-0761159
(State or other jurisdiction  (Commission File Number)          (IRS Employer
       of incorporation)                                     Identification No.)


  567 San Nicolas Drive, Suite 360, Newport Beach, California         92660
           (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (949) 719-2200

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On December 1, 2000, The TriZetto Group, Inc., a Delaware corporation ("TriZetto"), acquired all of the issued and outstanding capital stock of Resource Information Management Systems, Inc., an Illinois corporation ("RIMS"), in accordance with the terms and conditions of the Agreement and Plan of Merger, dated as of November 2, 2000 (the "Merger Agreement") by and among TriZetto, Cidadaw Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of TriZetto ("Merger Sub"), RIMS, the shareholders of RIMS, and Terry L. Kirch and Thomas H. Heimsoth, and the First Amendment to Agreement and Plan of Merger, dated as of December 1, 2000 (the "First Amendment"), by and among TriZetto, Merger Sub, RIMS, the shareholders of RIMS, and Terry L. Kirch and Thomas H. Heimsoth. The acquisition was effected by a merger (the "Merger") of the Merger Sub with and into RIMS, with RIMS surviving the merger as a wholly-owned subsidiary of TriZetto.

         Pursuant to the Merger Agreement and the First Amendment, all of the issued and outstanding shares of RIMS capital stock were exchanged for an aggregate of 2,588,427 shares of fully paid and non-assessable shares of common stock, $.001 par value, of TriZetto. In addition, TriZetto paid $3,000,000 to the shareholders of RIMS on a pro rata basis, assumed employee stock options to purchase approximately 300,000 shares, and agreed to issue 94,354 shares of restricted stock to certain employees. The merger consideration and all other terms of the Merger Agreement were determined pursuant to arms-length negotiations between the parties.

         The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The following financial statements of RIMS are being filed herewith:

                  -        Independent Auditors' Report

                  - Consolidated Balance Sheets, September 30, 2000 (unaudited) and December 31, 1999

                  - Consolidated Statements of Operations, Nine Months ended September 30, 2000 and 1999 (unaudited) and Year ended December 31, 1999

                  - Consolidated Statement of Stockholders' Equity, Nine Months ended September 30, 2000 (unaudited) and Year ended December 31, 1999

                  - Consolidated Statement of Cash Flows, Nine Months ended September 30, 2000 and 1999 (unaudited) and Year ended December 31, 1999

                  -        Notes to Consolidated Financial Statements

                  - Unaudited Consolidated Statements of Cash Flows, Nine months ended September 30, 1999 and 2000

         (b) PRO FORMA FINANCIAL INFORMATION. The following unaudited pro forma combined condensed consolidated financial statements are being filed herewith:

                  - Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet as of September 30, 2000

                  - Unaudited Pro Forma Combined Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2000 and for the Year Ended December 31, 1999

         (c)      EXHIBITS

                  EXHIBIT
                  NUMBER                        DESCRIPTION

                    2.1*   **  Agreement and Plan of Merger, dated as of
                               November 2, 2000, among TriZetto, Merger Sub,
                               RIMS, the RIMS shareholders, Terry L. Kirch and
                               Thomas H. Heimsoth.

                    2.2    **  First Amendment to Agreement and Plan of Merger,
                               dated as of December 1, 2000, among TriZetto, Merger Sub, RIMS, the RIMS shareholders, Terry L. Kirch and Thomas H. Heimsoth.

                    23.1 Consent of KPMG LLP up with respect to the financial statements of RIMS.

                    99.1 Financial Statements of RIMS listed in Item 7(a) above.

                    99.2 Pro Forma Financial Statements listed in Item 7(b) above.

                    99.3   **  Press Release dated November 2, 2000.

                    99.4   **  Press Release dated December 4, 2000.

                  ----------------

                  * Certain exhibits to, and schedules delivered in connection with, the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. TriZetto agrees to supplementally furnish to the SEC a copy of any such exhibit or schedule upon request.

                  ** Previously filed by TriZetto with its Current Report on Form 8-K as filed with the SEC on December 18, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE TRIZETTO GROUP, INC.



February 14, 2001                       /s/ Christine A. Miller
                                        -----------------------------------
                                        Christine A. Miller
                                        Vice President, Legal Affairs and
                                        Assistant Secretary

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                               DESCRIPTION

   2.1* ** Agreement and Plan of Merger, dated as of November 2, 2000, among TriZetto, Merger Sub, RIMS, the RIMS shareholders, Terry L. Kirch and Thomas H. Heimsoth.

   2.2 ** First Amendment to Agreement and Plan of Merger, dated as of December 1, 2000, among TriZetto, Merger Sub, RIMS, the RIMS shareholders, Terry L. Kirch and Thomas H. Heimsoth.

  23.1  Consent of KPMG LLP with respect to the financial statements of RIMS.

  99.1  Financial Statements of RIMS listed in Item 7(a) above.

  99.2  Pro Forma Financial Statements listed in Item 7(b) above.

  99.3  **  Press Release dated November 2, 2000.

  99.4  **  Press Release dated December 4, 2000.

-------------------

* Certain exhibits to, and schedules delivered in connection with, the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. TriZetto agrees to supplementally furnish to the SEC a copy of any such exhibit or schedule upon request.

** Previously filed by TriZetto with its Current Report on Form 8-K as filed with the SEC on December 18, 2000.